Exhibit 99.1

                Sapient Reports Third Quarter Financial
       Results; Quarterly Revenues Increase 27% Year over Year

    CAMBRIDGE, Mass.--(BUSINESS WIRE)--Oct. 27, 2005--Sapient (NASDAQ:
SAPE), a business innovator, today announced financial results for its third quarter ended September 30, 2005.

    Third Quarter Financial Highlights

    -- Consolidated service revenues were $81.7 million, up 27% over the third quarter of 2004.

    -- Earnings per share were $0.05 on a GAAP basis, or $0.06 excluding stock-based compensation expense.

    -- Operating margin was 8% on a GAAP basis, or 9% excluding stock-based compensation expense.

    --  U.S. revenues grew 52% year over year.

    "The revenue growth we achieved this quarter, driven primarily by U.S. expansion, highlights the strength of our market position," said Jerry A. Greenberg, Sapient's co-chairman and co-chief executive officer. "We are focused on accelerating growth outside of the U.S. to realize the full potential of our business model."
    Consolidated service revenues for the third quarter of 2005 were $81.7 million, a 7% increase compared to the second quarter of 2005, and a 27% increase compared to the third quarter of 2004. Gross revenues for the third quarter of 2005 were $85.4 million, which included $3.7 million of reimbursable expenses.
    Operating income, net income and earnings per share amounts for the quarter are presented below, in accordance with U.S. generally accepted accounting principles (GAAP) and also using certain adjusted (non-GAAP) financial measures. These adjusted financial measures exclude stock-based compensation expense and, for periods prior to the third quarter of 2005, restructuring charges. No restructuring charges were taken in the third quarter of 2005. Please also refer to the section below titled "Adjusted (Non-GAAP) Financial Measures."

    GAAP Results:

    Operating income for the third quarter of 2005 was $6.2 million, or an operating margin of 8%. This compared to operating income of $1.8 million, or an operating margin of 2%, for the second quarter of 2005 and operating income of $7.5 million, or an operating margin of 12%, for the third quarter of 2004.
    Net income for the third quarter of 2005 was $6.3 million, or $0.05 per (diluted) share. This compared to net income of $2.8 million, or $0.02 per (diluted) share, for the second quarter of 2005 and net income of $7.8 million, or $0.06 per (diluted) share, for the third quarter of 2004.

    Results Using Adjusted (Non-GAAP) Financial Measures, Excluding Stock-Based Compensation Expense and Restructuring Charges:

    Adjusted operating income for the third quarter of 2005 was $7.1 million, or an operating margin of 9%. This compared to adjusted operating income of $7.1 million, or an operating margin of 9%, for the second quarter of 2005 and adjusted operating income of $8.0 million, or an operating margin of 12%, for the third quarter of 2004.
    Adjusted net income for the third quarter of 2005 was $7.2 million, or $0.06 per (diluted) share. This compared to adjusted net income of $8.0 million, or $0.06 per (diluted) share, for the second quarter of 2005, and adjusted net income of $8.3 million, or $0.06 per (diluted) share, for the third quarter of 2004.
    A reconciliation of the non-GAAP financial measures presented above is included in the accompanying financial tables.
    "Our financial results for the third quarter confirm the strong fundamentals of our business," said Scott Krenz, Sapient's chief financial officer. "Our profitability was solid; however, we continue to believe that our performance can be improved."

    Webcast and Conference Call Information

    Sapient will host a discussion of the third quarter results in a conference call today at 4:30 p.m. (ET), which will be broadcast live on the Internet. For webcast registration information, please go to http://www.sapient.com/earnings.htm. Supplemental information will also be available at http://www.sapient.com/about/financial_stats.htm beginning at 4:30 p.m. (ET).
    It is advisable to register for the webcast at least 15 minutes prior to the call to download and install any necessary audio software. A re-broadcast of the call will be available from October 27 at 6:30 p.m. (ET) through November 3 at 11:59 p.m. (ET) by dialing 888-286-8010 (within the U.S.) or 617-801-6888 (outside the U.S.) and entering passcode 11883778 when prompted.

    Adjusted (Non-GAAP) Financial Measures

    In the third quarter of 2005, Sapient commenced granting restricted stock units (RSUs) in lieu of stock options, which will result in non-cash, stock compensation expense for the current and future quarters. As a result of this shift, Sapient is adding stock compensation expense and restructuring charges (there were no restructuring charges for the third quarter of 2005) as items that it will exclude in its non-GAAP presentation of operating income and net income. Sapient provides these non-GAAP financial measures to complement results provided in accordance with GAAP, as management believes the measures help illustrate underlying trends in the Company's business and uses the measures to establish budgets and operational goals that are communicated internally and externally, manage the Company's business and evaluate its performance.
    The Company anticipates that it will continue reporting both GAAP and certain non-GAAP financial measures in its financial results, including reporting non-GAAP results based on the exclusion of stock-based compensation expense.

    Forward-Looking Statements

    This press release contains forward-looking statements that involve a number of risks and uncertainties. There are a number of factors that could cause actual events to differ materially from those indicated. Such factors include, without limitation, the continued acceptance of the Company's services, the Company's ability to accurately set fees for and timely complete its current and future client projects, its ability to successfully manage risks associated with its international operations, its ability to manage its growth and projects effectively and its ability to continue to attract and retain high quality employees, as well as other factors set forth in the Company's most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q, as filed with the SEC.

    About Sapient

    Sapient, a business innovator, helps clients achieve extraordinary results from their customer relationships, business operations and technology. Leveraging a unique approach, breakthrough thinking and disciplined execution, Sapient leads its industry in delivering the right business results on time and on budget. Sapient works with clients that are driven to make a difference, including BP, Essent Energy, Harrah's Entertainment, Hilton International, Janus, National Institutes of Health (NIH), Sprint Nextel, Sony Electronics, the U.S. Marine Corps, and Verizon.
    Founded in 1991, Sapient is headquartered in Cambridge, Massachusetts, and operates across North America, Europe and India. More information about Sapient can be found at www.sapient.com.

    Sapient is a registered service mark of Sapient Corporation.



Sapient Corporation
Condensed Consolidated Balance Sheets
Q3                                               September   December
                                                     30,        31,
                                                       2005      2004
                                                 ----------- ---------
                                                      (Unaudited)
                                                    (In
                                                  thousands)
Assets
Current Assets:
Cash and cash equivalents                           $50,854   $66,779
Restricted cash and marketable investments           87,040    41,340
Accounts receivable, net                             62,843    51,278
Unbilled revenues on contracts                       29,269    16,875
Prepaid expenses and other current assets            11,649     9,052
                                                 ----------- ---------
  Total current assets                              241,655   185,324
                                                 ----------- ---------

Restricted cash and marketable investments            6,677    67,460
Net fixed assets and other assets                    20,832    15,361
Goodwill and net intangible assets                   15,091       643
Deferred tax asset                                      761       815
                                                 ----------- ---------
  Non-current assets                                 43,361    84,279

                                                 ----------- ---------
  Total assets                                     $285,016  $269,603
                                                 =========== =========

Liabilities, redeemable common stock and stockholders' equity

Current Liabilities:
Accounts payable and accrued expenses               $45,442   $42,679
Accrued restructuring costs, current portion          7,768    10,560
Income taxes payable                                  3,044     4,116
Deferred revenues on contracts                        5,261     9,285
                                                 ----------- ---------
  Total current liabilities                          61,515    66,640
Accrued restructuring costs, net of current
 portion                                             14,290    15,003
Other long term liabilities                           3,479     2,027
                                                 ----------- ---------
  Total liabilities                                  79,284    83,670

Redeemable common stock                                 671         -
                                                 ----------- ---------

Stockholders' equity                                205,061   185,933
                                                 ----------- ---------

  Total liabilities, redeemable common stock and
   stockholders' equity                            $285,016  $269,603
                                                 =========== =========



Sapient Corporation
Condensed Consolidated Statements of Operations
Q3
                               Three months ended   Nine months ended
                                 September 30,        September 30,
                              -------------------- -------------------
                                    2005     2004      2005      2004
                              -------------------- -------------------
                              (Unaudited)
                                (In thousands, except per
                                      share amounts)

Revenues:
  Service revenues               $81,747  $64,193  $234,834  $187,535
  Reimbursable expenses            3,722    3,178     9,748     8,911
                              -------------------- -------------------
    Total gross revenues          85,469   67,371   244,582   196,446
Operating expenses:
  Project personnel costs,
   before reimbursable
   expenses                       50,967   34,575   140,511   107,499
  Reimbursable expenses            3,722    3,178     9,748     8,911
                              -------------------- -------------------
    Total project personnel
     costs                        54,689   37,753   150,259   116,410
  Selling and marketing costs      3,036    3,167    10,452    11,659
  General and administrative
   costs                          21,151   18,585    63,727    53,095
  Restructuring and other
   related charges                     -      241     5,250     1,108
  Amortization of intangible
   assets                            381      128       722       386
                              -------------------- -------------------

Total operating expenses          79,257   59,874   230,410   182,658
  Income from operations           6,212    7,497    14,172    13,788

Interest and other income
 (expense), net                    1,041      726     3,322     1,780
                              -------------------- -------------------
Income before income taxes         7,253    8,223    17,494    15,568
Income tax provision                 943      390     2,269       770
                              -------------------- -------------------
  Net income                      $6,310   $7,833   $15,225   $14,798
                              ==================== ===================

Basic and diluted net income
 per share:
Basic net income per share         $0.05    $0.06     $0.12     $0.12
Diluted net income per share       $0.05    $0.06     $0.12     $0.12

Weighted average common
 shares                          125,361  123,172   124,660   122,733
Dilutive common share
 equivalents                       4,631    5,290     5,033     4,985
                              -------------------- -------------------
Weighted average common shares
 and dilutive common
   share equivalents             129,992  128,462   129,693   127,718
                              ==================== ===================


Sapient Corporation
Consolidated Statements of Cash Flows
Q3                                                  Nine       Nine
                                                   Months     Months
                                                    Ended      Ended
                                                 September   September
                                                     30,        30,
                                                       2005      2004
                                                 ----------- ---------
                                                 (Unaudited)
                                                    (In
                                                  thousands)
Cash flows from operating activities:
Net income                                          $15,225   $14,798
  Adjustments to reconcile net income to net
   cash
   (used in) provided by operating activities:
     Loss recognized on disposition of fixed
      assets                                             50        76
     Depreciation                                     4,452     4,583
     Amortization of intangible assets                  722       386
     Provision for (recovery of) allowance for
      doubtful accounts, net                           (499)      706
     Stock-based compensation                           917       646
     Deferred income taxes                              188         -
     Changes in operating assets and
      liabilities, net of acquisition:
       Restricted cash                                4,870     3,436
       Accounts receivable                          (11,191)  (10,492)
       Unbilled revenues on contracts               (13,191)   (1,290)
       Prepaid expenses and other current assets     (2,816)   (4,224)
       Other assets                                      78      (184)
       Accounts payable                                (944)      680
       Accrued expenses                                (290)     (798)
       Accrued restructuring costs                   (2,365)  (10,600)
       Accrued compensation                           5,355     8,573
       Income taxes payable                          (1,014)    2,135
       Deferred revenues on contracts                (3,684)     (328)
       Other long term liabilities                    1,638       520
                                                 ----------- ---------
          Net cash (used in) provided by
           operating activities                      (2,499)    8,623

Cash flows from investing activities:
  Purchases of property and equipment               (11,301)   (4,942)
  Cash paid for acquisition, net of cash
   received                                         (13,334)        -
  Sales and maturities of marketable investments     48,811    93,653
  Purchases of marketable investments               (38,778) (115,084)
                                                 ----------- ---------
          Net cash used in investing activities     (14,602)  (26,373)

Cash flows from financing activities:
  Proceeds from stock option and purchase plans       4,448     5,475
  Repurchases of common stock                        (2,604)        -
                                                 ----------- ---------
          Net cash provided by financing
           activities                                 1,844     5,475
                                                 ----------- ---------
Effect of exchange rate changes on cash and cash
 equivalents                                           (668)      (89)
                                                 ----------- ---------
Decrease in cash and cash equivalents               (15,925)  (12,364)
Cash and cash equivalents, at beginning of
 period                                              66,779    67,592
                                                 ----------- ---------
Cash and cash equivalents, at end of period         $50,854   $55,228
                                                 =========== =========


Sapient Corporation
Reconciliation of Non-GAAP Financial Measures
Q3





                                            Q3 2005  Q2 2005  Q3 2004

  Service revenues                          $81,747  $76,279  $64,193
                                            -------- -------- --------


Income from operations - GAAP                $6,212   $1,800   $7,497
Add: stock-based compensation                   873       22      224
Add: restructuring and other related
 charges                                          -    5,250      241
                                            -------- -------- --------
Income from operations - non-GAAP            $7,085   $7,072   $7,962
                                            ======== ======== ========

Operating margin - non-GAAP                       9%       9%      12%


Sapient Corporation
Reconciliation of Non-GAAP Financial Measures
Q3





                                            Q3 2005  Q2 2005  Q3 2004

Net income - GAAP                            $6,310   $2,764   $7,833
Add: stock-based compensation (net of tax
 effects)                                       873       22      224
Add: restructuring and other related
 charges (net of tax effects)                     -    5,250      241
                                            -------- -------- --------
Net income - non-GAAP                        $7,183   $8,036   $8,298
                                            ======== ======== ========


Basic and diluted net income per share:
Basic net income per share                    $0.06    $0.06    $0.07
Diluted net income per share                  $0.06    $0.06    $0.06

Weighted average common shares              125,361  124,427  123,172
Dilutive common share equivalents             4,631    5,185    5,290
                                            -------- -------- --------
Weighted average common shares and dilutive
 common share equivalents                   129,992  129,612  128,462
                                            ======== ======== ========



    CONTACT: Sapient Corporation
             Investor Relations:
             Noelle Faris, 617-374-3682
             nfaris@sapient.com
             or
             Media Relations:
             Jenny McLean, 310-264-5277
             jmclean@sapient.com